EXHIBIT 10.27

CONSENT, WAIVER AND AMENDMENT NO. 2 TO
CREDIT AGREEMENT

This Consent, Waiver and Amendment No. 2 to Credit Agreement (this “Amendment No. 2”), dated as of February 17, 2011, is entered into by and among On Assignment, Inc. (the “Borrower”), Bank of America, N.A., as administrative agent (the “Administrative Agent”) for itself and the Lenders named in the Credit Agreement defined below (collectively, the “Lenders” and individually, a “Lender”).  Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Credit Agreement, dated as of December 2, 2010, by and among the Borrower, the Administrative Agent and the Lenders, as amended by that certain Amendment No. 1 to Security Agreement and Credit Agreement, dated as of January 27, 2011 (the “Credit Agreement”).

WHEREAS, the Borrower, the Administrative Agent and the Lenders are party to the Credit Agreement pursuant to which the Lenders have extended credit to the Borrower on the terms set for therein;

WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders consent to the purchase (the “Acquisition”) by Lab Support Belgium N.V., a subsidiary of the Borrower, of all of the equity interests in Warphi N.V., a Belgian company (“Valesta”), which is anticipated to close on or about February 28, 2011 (the actual closing date, the “Acquisition Closing Date”), for a maximum total purchase price of €18,000,000, plus or minus the effect of any applicable working capital adjustments (consisting of a initial cash payment of €12,800,000 on the Acquisition Closing Date and additional contingent cash earn-out payments of up to €5,200,000 after the Acquisition Closing Date) (the “Contingent Consideration”), as more particularly described and substantially on the terms set forth in (i) the Offer Letter to Purchase, dated as of November 15, 2010, from the Borrower to Valesta, and (ii) the Valesta Company Overview, dated January 26, 2010 (collectively, the “Transaction Summaries”);

WHEREAS, the Administrative Agent and the Required Lenders have agreed to consent, on the terms and subject to the conditions set forth herein, to the Acquisition as more fully described below;

WHEREAS, in connection with the Acquisition, the Borrower has requested an amendment to the Credit Agreement, and the Administrative Agent and the Required Lenders are willing to agree to the requested amendment subject to the terms and conditions contained herein;

WHEREAS, the Credit Agreement may only be amended by a writing signed by the Required Lenders and acknowledged by the Administrative Agent; and

WHEREAS, the undersigned Lenders constitute the Required Lenders;

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Consent and Waiver.  The Administrative Agent and the Required Lenders hereby consent to the Acquisition and waive the requirements of Section 7.03(c)(iv) of the Credit Agreement with respect thereto, subject to the satisfaction of the following conditions:

(a)           Prior to the closing of the Acquisition, the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer, in form and substance, and with such supporting calculations and other documents and information, as are reasonably satisfactory to the Administrative Agent and the Arrangers (which calculations shall give pro forma effect to the Acquisition in the manner required by paragraph (f) of the definition of “Permitted Acquisitions”), certifying the following (both immediately before and after giving pro forma effect to the Acquisition):

(i)           no violation of Section 7.01 or 7.02 of the Credit Agreement, and no other Default, exists or shall result therefrom;

(ii)           the Borrower and its Subsidiaries are in pro forma compliance with all of the financial covenants contained in Section 7.11 of the Credit Agreement;

(iii)           the Consolidated Leverage Ratio on a pro forma basis is less than or equal to 2.50 to 1.00;

(iv)           Liquidity shall not be less than $15,000,000;

(v)           all of the requirements of the definition of Permitted Acquisitions, other than those set forth in paragraph (g) thereof, have been satisfied or will be satisfied on or prior to the consummation of the Acquisition, and the requirements of paragraph (g) as in effect following the effectiveness of this Amendment No. 2 shall be satisfied;

(vi)           the purchase price for the Acquisition shall not exceed an initial cash payment of €12,800,000 on the Acquisition Closing Date (plus or minus the effect of any applicable working capital adjustments) and additional Contingent Consideration of up to €5,200,000 after the Acquisition Closing Date; and

(vii)           the executed purchase agreement and other transaction documents relating to the Acquisition (the “Definitive Acquisition Documents”) are and shall be on terms generally consistent with those contained in the Transaction Summaries (or shall contain terms more favorable to the Borrower);

(b)           Prior to the closing of the Acquisition, the Borrower shall furnish to the Administrative Agent (i) historical financial statements of or related to Valesta, (ii)  projections for Valesta and for Borrower after giving effect to the Acquisition (including projections of financial covenant compliance for at least the four fiscal quarters following the consummation of such transaction), and (iii) material documentation and other information relating to the Acquisition and reasonably requested by the Administrative Agent or the Arrangers; and

(c)           Receipt by the Administrative Agent of such other documentation and information as the Administrative Agent or the Arrangers may reasonably request, which shall be in form and substance satisfactory to the Administrative Agent and the Arrangers.

2. Covenants.

(a) As soon as practicable, but in no event later than sixty (60) days following the Acquisition Closing Date, (i) the Borrower shall cause to be delivered to the Administrative Agent notice that the pledge of 66% of the shares of Lab Support Belgium N.V. (“Belgian Holdco”) pursuant to the Pledge Agreement and the other Loan Documents has been duly registered under Belgian law in the Register of Shareholders, and (ii) the Borrower shall have completed such other actions, if any, as may reasonably be deemed advisable by the Administrative Agent to perfect the security interest of the Administrative Agent in such pledged shares under Belgian law.

(b) Unless otherwise consented to by the Required Lenders, Borrower agrees that unless each of the Foreign Subsidiaries that directly or indirectly owns all or any portion of the Equity Interests in Valesta (collectively the “Valesta Parent Companies”) is a holding company which has no operations or business other than acting as a holding company for the Equity Interests of Valesta and its other Subsidiaries, the aggregate principal amount of all outstanding Indebtedness of the Valesta Parent Companies (excluding any such Indebtedness that is either Valesta Purchase Consideration or owed to any Loan Party or any Subsidiary of a Loan Party) shall not exceed $1,000,000.

(c) From and after the Acquisition Closing Date, except as otherwise consented to in writing by the Required Lenders, it shall be a condition to any Acquisition or Permitted Acquisition of an entity that will not be a Loan Party (referred to as a “Foreign Target”), that the entity or entities directly or indirectly used by the Borrower or its Subsidiaries to acquire the Foreign Target shall either be Loan Parties or shall be Subsidiaries of the Borrower that are holding companies whose sole business is holding Equity Interests in Subsidiaries.

3. Amendments.

(a) New Definitions.  The following new definitions are hereby inserted into Section 1.01 of the Credit Agreement in the applicable places therein:

““Acquisition” means the purchase or other acquisition of all of the Equity Interests (other than qualifying directors shares) in, or all or substantially all of the property of, or all or substantially all of any business or division of, any Person (other than any interest in any joint venture owned by such Person) that, upon the consummation thereof, will be owned directly by the Borrower or one or more of its Subsidiaries (including as a result of a merger or consolidation).”

““Valesta Acquisition” means the acquisition of all of the Equity Interests of Warphi N.V., a Belgian company.”

““Valesta Purchase Consideration” means the aggregate consideration paid by the Borrower in the Valesta Acquisition, not exceeding €12,800,000 on the closing date of the Valesta Acquisition (plus or minus the effect of any applicable working capital adjustments) and additional contingent consideration of up to €5,200,000 payable for the Valesta Acquisition after such closing date.”

(b)           Definition of “Permitted Acquisition”.  Paragraph (g) of the definition of “Permitted Acquisition in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(g)           in the event that the entity to be acquired or purchased will be an Excluded Foreign Subsidiary or will otherwise not become a Loan Party, any proposed acquisition must, after the completion thereof, be in compliance with Section 7.03(c)(iv), such that, unless otherwise consented to by the Required Lenders, the Acquisition Consideration for such purchase or acquisition, when aggregated with all other acquisitions of or outstanding Investments in Subsidiaries that are not Loan Parties (but excluding the Valesta Purchase Consideration), shall not exceed $5,000,000 in the aggregate;”

(c)           Permitted Indebtedness.  Section 7.02 of the Credit Agreement is hereby amended by deleting clauses (h) and (i) therefrom and replacing them with the following:

“(h)           other Indebtedness (whether of Loan Parties or Subsidiaries that are not Loan Parties) in an aggregate principal amount not to exceed $11,000,000 at any time outstanding, of which:

(i) an amount of such Indebtedness up to but not exceeding $1,000,000 at any time outstanding may be Indebtedness of Foreign Subsidiaries that is secured by Liens permitted by Section 7.01(p), and provided that all other Indebtedness permitted by this clause (h) shall at all times be unsecured, and

(ii)           an amount of such Indebtedness up to but not exceeding $1,000,000 at any time outstanding may be Indebtedness of Foreign Subsidiaries that are holding companies of other Subsidiaries but that also have operations other than serving as holding companies and holding and licensing intellectual property; and

(i)         any portion of the Valesta Purchase Consideration consisting of contingent consideration which constitutes Indebtedness, provided, however, that no Indebtedness from third parties may be incurred to pay such contingent consideration.”

(d)           Permitted Investments in Foreign Subsidiaries.  Section 7.03(c)(iv) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(iv) so long as no Default has occurred and is continuing at the time of such Investment or would result from such Investment, additional Investments by the Loan Parties in Subsidiaries that are not Loan Parties in an aggregate outstanding amount not to exceed $5,000,000 (but excluding, for purposes of such calculation, any such Investments that are made for the purpose of paying the Valesta Purchase Consideration (including paying the additional contingent consideration that is Valesta Purchase Consideration))”.

(e)           General Investments Basket.  Section 7.03(k) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(k) other Investments not exceeding $2,000,000 in the aggregate in any fiscal year of the Borrower, provided, however, that no Investments made pursuant to this Section 7.03(k) shall be Investments of Loan Parties in Foreign Subsidiaries.”

4. Representations; Warranties and Other Agreements. The Borrower represents and warrants to the Lenders and the Administrative Agent as follows:

(a) Representations and Warranties.  The representations and warranties of the Borrower contained in Article 5 of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof (both before and after giving effect to the Acquisition), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in clauses (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01.

(b) No Default.  After giving effect to this Amendment, both before and after giving effect to the Acquisition, no Default or Event of Default under the Credit Agreement will occur or be continuing.

5. Conditions to Effectiveness.  This Amendment No. 2 shall become effective upon (i) execution by the Administrative Agent, (ii) receipt by the Administrative Agent of a counterpart signature to this Amendment No. 2 duly executed and delivered by each of the Required Lenders, the Borrower and consented to by the Guarantors, and (iii) the Administrative Agent’s determination that the conditions set forth in Section 1 above have been satisfied.

6. No Implied Waiver.  Except as expressly set forth in this Amendment No. 2, this Amendment No. 2 shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the Loan Documents, all of which shall continue in full force and effect.  Nothing in this Amendment No. 2 shall be construed to imply any willingness on the part of the Administrative Agent or the Lenders to grant any similar or future consent, waiver or amendment of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

7. Governing Law; Counterparts.  This Amendment No. 2 shall be governed by, and construed in accordance with, the laws of the State of New York.  This Amendment No. 2 may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be executed by their duly authorized officers as of the day and year first above written.

ON ASSIGNMENT, INC.

By:  /S/Peter Dameris
Name: Peter Dameris
Title:   President

[Counterpart signature page to Amendment No. 2 On Assignment, Inc.]

Agreed and Consented to:

BANK OF AMERICA, N.A., as Administrative Agent

By:  /S/Robert Salazar
Name : Robert Salazar
Title: Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By: /S/Jean S. Manthorne
Name: Jean S. Manthorne
Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /S/James Kim
Name: James Kim
Title: Vice President

[Counterpart signature page to Amendment No. 2 On Assignment, Inc.]

UNION BANK, N.A.

By: /S/David J. Stassel
Name: David J. Stassel
Title: Vice President

COMPASS BANK

By:_________________________________
      Name:
      Title:

EAST WEST BANK

By:_________________________________
      Name:
      Title:

BANK OF MONTREAL

By: /S/Michael D. Pincus
Name: Michael Pincus
Title: Managing Director

MANUFACTURERS BANK

By:_________________________________
      Name:
      Title:

[Counterpart signature page to Amendment No. 2 On Assignment, Inc.]

CONSENT OF GUARANTORS

Each of CAMBRIDGE CONTRACT STAFFING GROUP, INC., THE CAMBRIDGE GROUP LTD., ASSIGNMENT READY, INC., ON ASSIGNMENT STAFFING SERVICES, INC., VISTA STAFFING INTERNATIONAL, INC., VSS HOLDING, INC., VISTA STAFFING SOLUTIONS, INC., and VISTA PHYSICIAN SEARCH AND CONSULTING, INC. (collectively, the “Guarantors”) has guaranteed the Obligations of the Borrower under (and as defined in) the Credit Agreement.  By executing this Consent, each Guarantor hereby absolutely and unconditionally reaffirms to the Lenders that such Guarantor’s Guarantee remains in full force and effect.  In addition, each Guarantor hereby acknowledges and agrees to the terms and conditions of this Consent.

CAMBRIDGE CONTRACT STAFFING GROUP, INC.
THE CAMBRIDGE GROUP LTD.

By:   /S/Peter Dameris
Name: Peter Dameris
Title:   President

ASSIGNMENT READY, INC.
ON ASSIGNMENT STAFFING SERVICES, INC.

By:  /S/Christina Gibson
Name: Christina Gibson
Title:   President

[Counterpart signature page to Amendment No. 2 On Assignment, Inc.]

VISTA STAFFING INTERNATIONAL, INC.
VSS HOLDING, INC.
VISTA STAFFING SOLUTIONS, INC.
VISTA PHYSICIAN SEARCH AND CONSULTING, INC.

By:  /S/James Brill
Name: James Brill
Title:   Assistant Treasurer

OXFORD GLOBAL RESOURCES, INC.

By:  /S/Michael McGowan
Name: Michael McGowan
Title:   President

[Counterpart signature page to Amendment No. 2 On Assignment, Inc.]